FLEXGUARD INCOME
FORTITUDE LIFE INSURANCE & ANNUITY COMPANY
(Formerly Prudential Annuities Life Assurance Corporation)
FORTITUDE LIFE INSURANCE & ANNUITY COMPANY VARIABLE ACCOUNT B
(Formerly Prudential Annuities Life Assurance Corporation Variable Account B)
Supplement dated December 15, 2022
to Prospectus dated May 1, 2022
This Supplement should be read in conjunction with the current Prospectus for your Annuity and should be retained for future reference. This Supplement is intended to update certain information in the Prospectus for the variable annuity you own and is not intended to be a prospectus or offer for any other variable annuity that you do not own. Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the Prospectus and Statement of Additional Information.
This Supplement describes changes to the CDSC assessment in your Annuity and updates other information in the Prospectus for your Annuity. If you would like another copy of the current Annuity Prospectus, please call us at 1-800-879-7012.
Key Information - Charges for Early Withdrawals:
The "Charges for Early Withdrawals" under "Fees and Expenses" section of the Key Information table is deleted and replaced with the following.

Important Information You Should Consider About the Annuity
Fees and Expenses
Charges for Early Withdrawals	If you withdraw money from the Annuity within 6 years following your Annuity Issue Date, you may be assessed a surrender charge. The maximum surrender charge is 7.0% applied against Account Value being withdrawn, and a surrender charge may be assessed up to 6 years after the Issue Date of your Annuity. If you make an early withdrawal, you could pay a surrender charge of up to $7,000 on a $100,000 withdrawal.
For more information on surrender charges, please refer to the "Fees, Charges and Deductions" section of this prospectus.
Fee Table Change:
The Transaction Expense Chart in the "Fee Table" section of the Prospectus is deleted and replaced with the following.

Transaction Expenses
Sales Charge Imposed on Purchases	None
Contingent Deferred Sales Charge (as a percentage applied against Account Value being withdrawn)(1)	7.00%
Transfer Fee	None

(1)	Withdrawal Charges in subsequent years*
	Annuity Year	Percentage Applied Against Account Value being Withdrawn
	Annuity Year 1	7.0%
	Annuity Year 2	7.0%
	Annuity Year 3	6.0%
	Annuity Year 4	5.0%
	Annuity Year 5	4.0%
	Annuity Year 6	3.0%
	Annuity Year 7 or later	0.0%
*	The years referenced in the CDSC table above refer to the years since Contract Issue Date. CDSCs are applied against the amount of Account Value being withdrawn.
Additional Information regarding Fortitude Life Insurance & Annuity Company
Annuities and Life Insurance are issued by Fortitude Life Insurance & Annuity Company (“FLIAC”), located in Jersey City, NJ. Fortitude Re has retained The Prudential Insurance Company of America (“PICA”) as an unaffiliated Third-Party Administrator. Variable Annuities are distributed by Prudential Annuities Distributors, Inc. (“PAD”), Shelton, CT (main office). PICA and PAD are Prudential Financial Inc. companies. Each company (FLIAC, PICA, PAD) is solely responsible for its own financial condition and contractual obligations.
Fortitude Re is the marketing name for FGH Parent, L.P. and its subsidiaries, including FLIAC. Each subsidiary is responsible for its own financial condition and contractual obligations.
FLIAC is in the process of changing its name from Prudential Annuities Life Assurance Corporation (“PALAC”) in certain jurisdictions. References to FLIAC shall be deemed to be references to PALAC in the jurisdictions where the name change is not yet effective.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.
FREPRODSUP4